UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  June 14, 2018 (June 8, 2018)

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada	001-33614	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

400 North Sam Houston Parkway East, Suite 1200, Houston, Texas		77060
(Address of principal executive offices)		(Zip code)

(281) 876-0120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Stock Incentive Plan

On June 8, 2018, each of the Board of Directors (the “Board”) of Ultra Petroleum Corp. (the “Company”) and the Compensation Committee of the Board (the “Committee”) approved an amendment and restatement of the Company’s 2017 Stock Incentive Plan (as amended and restated, the “A&R Stock Incentive Plan”). The A&R Stock Incentive Plan amends and restates the Company’s 2017 Stock Incentive Plan to, among other things:

•	provide that consultants, independent contractors and advisors are eligible to participate and receive equity awards in the A&R Stock Incentive Plan;
•	limit the aggregate incentive awards available to be granted to any outside director during a single calendar year to a maximum of $750,000;
•	revised the definition of a Change of Control to exclude a change in a majority of the members on the Board;
•

provide that, with respect to awards granted on or after June 8, 2018, no such awards will vest solely as a result of a Change of Control (as defined in the A&R Stock Incentive Plan) unless expressly provided otherwise in the applicable grant agreement or unless otherwise determined by the Committee; and

•	make certain other changes related to revisions to the U.S. Internal Revenue Code.

The foregoing description of the A&R Stock Incentive Plan is qualified in its entirety by reference to the full text of the A&R Stock Incentive Plan, of which a copy is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Restricted Stock Unit Grant Agreement

On June 8, 2018, each of the Board and the Committee approved a form restricted stock unit grant agreement (the “Form RSU Grant Agreement”) pursuant to which certain of the non-employee directors of the Company may receive grants of RSUs as compensation for service on the Board, or, as applicable, a committee of the Board.

The Form RSU Grant Agreement is subject to the terms and conditions of the A&R Stock Incentive Plan and generally provides for the following terms:

•

100% of RSUs granted pursuant to the Form RSU Grant Agreement will vest in equal installments on each of the first or the first, second and third anniversaries, as applicable, of the grant date, provided that the recipient continues to be a member of the Board on the applicable vesting date.

•

In the event that a recipient’s service terminates for any reason following a Change in Control of the Company (as defined in the A&R Stock Incentive Plan), all outstanding RSUs that remain unvested as of the date of the termination will immediately vest upon the termination.

The foregoing description of the Form RSU Grant Agreement is qualified in its entirety by reference to the full text of the Form RSU Grant Agreement, of which a copy is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Ultra Petroleum Corp. 2017 Stock Incentive Plan, as amended and restated June 8, 2018.
10.2	Form of Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

Date: June 14, 2018	By:	/s/ Garrett Smith
Garrett Smith
Vice President and General Counsel